As filed with the Securities and Exchange Commission on August 3, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22770
NEUBERGER BERMAN MLP AND ENERGY INCOME FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman MLP and Energy Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: November 30
Date of reporting period: May 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
(a)	Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman MLP and Energy Income Fund Inc.

Semi-Annual Report May 31, 2022

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	9

NOTES TO FINANCIAL STATEMENTS	13

FINANCIAL HIGHLIGHTS	20

Distribution Reinvestment Plan	22
Directory	25
Proxy Voting Policies and Procedures	26
Quarterly Portfolio Schedule	26
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2022 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Berman MLP and Energy Income Fund Inc. (NYSE American: NML) (the Fund) for the six-month period ended May 31, 2022 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. The Fund remains committed to its investment strategy based on analysis of high-quality master limited partnerships and energy companies, with an emphasis on the midstream natural resources sector.

As previously communicated, on January 31, 2022, the Fund announced an increase in its monthly distribution rate to $0.0179 per share of common stock. On March 14, 2022, the Fund announced an additional increase in its monthly distribution rate to $0.0206 per share of common stock, representing an increase of approximately 15% from the prior monthly distribution rate of $0.0179 per share, and an overall increase of approximately 76% in the Fund’s monthly distribution rate since June 2020. Neuberger Berman and the Fund’s Board of Directors continue to closely monitor market conditions and the Fund’s ability to generate distributable cash flow.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman MLP and Energy Income Fund Inc.

1

Neuberger Berman MLP and Energy Income Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman MLP and Energy Income Fund Inc. (the Fund) produced a 39.32% total return on a net asset value (NAV) basis for the six-month period ended May 31, 2022 (the reporting period), outperforming its benchmark, the Alerian MLP Index (the Index), which posted a 32.43% total return for the same period. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed positively to the Fund’s performance during the reporting period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)

Energy stocks outperformed broader stock market indices during the reporting period. Share prices moved higher as a result of attractive relative valuations, a strong commodity price backdrop, and the energy market disruptions resulting from the Russian invasion of Ukraine in late February. Select holdings within the Oil, Gas & Consumable Fuels industry contributed positively to absolute performance for the Fund as well as performance relative to the Index. At the end of the reporting period, approximately 13.0% of the net assets of the Fund were invested in companies involved in the renewable energy business.

The trend toward natural gas and renewables, and away from coal, continued as anticipated in the U.S. We believe this trend will, over time, take hold in the rest of the world, particularly in developing countries. Currently, over one-third of the world is powered by coal. China is forecasted to double its use of natural gas (largely driven by Liquefied Natural Gas (LNG) imports) in power generation over the next decade. As the world moves away from coal, we expect natural gas and oil will continue to grow in importance and the current geopolitical situation in Europe only underscores how crucial these energy sources are. We anticipate much of the United States’ LNG production will be exported to Europe as countries there reduce reliance on Russian energy supplies. The Fund’s midstream and pipeline holdings provide vital infrastructure to keep oil and natural gas flowing in the U.S. and to its allies overseas.

Another driver of midstream equities’ outperformance during the reporting period was, we believe, the resumption of distribution growth. Improvements in balance sheets and the continued building of cash flow coverage over the last few years in relation to distribution payments provided support to both sustain and grow distribution payouts. In our opinion, many of the Fund’s holdings now have balance sheets that have never been stronger.

Looking ahead, we believe oil and natural gas prices will remain high as a result of steady demand and subdued supply. U.S. energy exports are likely to become increasingly important as the E.U. imposes bans on Russian energy with the U.S. set to become a leading exporter. President Biden’s Build Back Better Bill, if passed, may also fuel outsized investment in infrastructure projects supporting renewable energy. Despite this year’s rally, the Energy sector still represents less than 5% of the market capitalization of the S&P 500® Index at the end of the reporting period, and we believe we are still in the early stages of investors focusing on energy stocks.

The Fund’s monthly dividend distribution rate was increased twice during the reporting period—first by approximately 10% and then again by approximately 15%—for a cumulative increase of approximately 26% during the reporting period. These increases, in our view, reflect the solid fundamentals of the Fund’s underlying investments and, we believe, make the Fund an attractive component of a well-diversified portfolio that seeks to incorporate dividend-paying securities. We remain steadfast in our confidence in the Fund’s portfolio holdings as the world continues to demand energy from reliable sources.

Sincerely,

Douglas Rachlin
Lead Portfolio Manager

Paolo Frattaroli
Portfolio Manager

2

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

3

MLP and Energy Income Fund Inc. (Unaudited)

TICKER SYMBOL
MLP and Energy Income Fund Inc.	NML

PORTFOLIO BY TYPE OF INVESTMENT
(as a % of Total Investments*)
Common Stocks	67.8%
Master Limited Partnerships and
Limited Partnerships	32.1
Short-Term Investments	0.1
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
			Average Annual Total Return
			Ended 05/31/2022
		Six Month
	Inception	Period Ended
	Date*	05/31/2022	1 Year	5 Years	Life of Fund
At NAV[1]
MLP and Energy Income
Fund Inc.	03/25/2013	39.32%	50.83%	3.47%	-1.23%
At Market Price[2]
MLP and Energy Income
Fund Inc.	03/25/2013	39.92%	49.14%	0.63%	-4.11%
Index
Alerian MLP Index[3]		32.43%	27.52%	2.62%	0.07%

*	Date of initial public offering. The Fund commenced operations on March 28, 2013.

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate, and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

4

MLP and Energy Income Fund Inc. (Unaudited)

Endnotes

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
3	Please see “Description of Index” on page 6 for a description of the index.

For more complete information on Neuberger Berman MLP and Energy Income Fund Inc., call Neuberger Berman Investment Advisers LLC (“NBIA”) at (877) 461-1899, or visit our website at www.nb.com.

Description of Index (Unaudited)

Alerian MLP Index:

The index is a capped, float-adjusted, capitalization-weighted index that measures the performance of energy infrastructure Master Limited Partnerships (MLPs). The index’s constituents earn the majority of their cash flow from midstream activities involving energy commodities. The maximum constituent weight is capped at 10% at each quarterly rebalancing. Effective after market close on December 21, 2018, index constituents were required to have a minimum market cap of $75 million. Prior to this date, the index also included other non-infrastructure energy MLPs.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Investment Advisers LLC and include reinvestment of all income dividends and other distributions, if any. The Fund invests in securities not included in the above described index and generally does not invest in all securities included in the described index.

Schedule of Investments MLP and Energy Income Fund Inc.^ (Unaudited) May 31, 2022

NUMBER OF SHARES		VALUE

Common Stocks 80.0%

Capital Markets 2.2%
54,000	CME Group Inc.	$10,736,820	(a)

Electric Utilities 2.0%
132,000	NextEra Energy Inc.	9,991,080	(a)

Independent Power and Renewable Electricity Producers 11.8%
70,000	Atlantica Sustainable Infrastructure PLC	2,285,500
400,000	Clearway Energy Inc.	14,020,000
480,000	NextEra Energy Partners LP	34,392,000	(a)
233,197	Northland Power Inc.	7,072,330	(a)

		57,769,830

Multi-Utilities 8.5%
300,000	CenterPoint Energy Inc.	9,615,000	(a)
125,000	Dominion Energy Inc.	10,527,500	(a)
132,000	Sempra Energy	21,629,520	(a)

		41,772,020

Oil, Gas & Consumable Fuels 55.5%
475,000	Antero Midstream Corp.	5,158,500	(a)
676,000	Antero Resources Corp.	28,986,880	(a)*
150,000	Cheniere Energy Inc.	20,515,500	(a)*
138,000	Civitas Resources Inc.	10,536,300	(a)
120,000	ConocoPhillips	13,483,200	(a)
225,000	Coterra Energy Inc.	7,724,250	(a)
144,000	Denbury Inc.	10,532,160	(a)
244,548	Kinetik Holdings Inc.	20,551,814	(a)
425,000	ONEOK Inc.	27,986,250	(a)
940,000	Targa Resources Corp.	67,698,800	(a)
184,000	TC Energy Corp.	10,642,560	(a)
1,296,000	Williams Cos Inc.	48,029,760	(a)

		271,845,974

Total Common Stocks (Cost $247,552,554)		392,115,724

NUMBER OF UNITS

Master Limited Partnerships and Limited Partnerships 37.9%

Oil & Gas Storage & Transportation 37.1%
4,160,000	Energy Transfer LP	48,505,600	(a)
2,400,000	Enterprise Products Partners LP	65,808,000	(a)
160,000	MPLX LP	5,272,000
336,000	NuStar Energy LP	5,392,800
184,000	Shell Midstream Partners LP	2,601,760
1,960,000	Western Midstream Partners LP	54,194,000	(a)

		181,774,160

Renewable Electricity 0.8%
106,000	Brookfield Renewable Partners LP	3,771,480

Total Master Limited Partnerships and Limited Partnerships (Cost $121,860,622)		185,545,640

See Notes to Financial Statements	7

Schedule of Investments MLP and Energy Income Fund Inc.^ (Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Short-Term Investments 0.1%

Investment Companies 0.1%
427,034	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 0.55%(b) (Cost $427,034)	$427,034

	Total Investments 118.0% (Cost $369,840,210)	578,088,398

	Liabilities less other Assets (18.0)%	(88,112,240)

	Net Assets Applicable to Common Stockholders 100.0%	$489,976,158

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.
(b)	Represents 7-day effective yield as of May 31, 2022.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of May 31, 2022:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$392,115,724	$—	$—	$392,115,724
Master Limited Partnerships and Limited Partnerships(a)	185,545,640	—	—	185,545,640
Short-Term Investments	—	427,034	—	427,034
Total Investments	$577,661,364	$427,034	$—	$578,088,398

(a)	The Schedule of Investments provides information on the industry or sector categorization.
^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
MLP AND
ENERGY INCOME
FUND INC.
May 31, 2022
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$578,088,398
Dividends and interest receivable	1,445,263
Federal tax refunds receivable	616,019
Prepaid expenses and other assets	9,359
Total Assets	580,159,039
Liabilities
Loans payable (Note A)	88,600,000
Distributions payable—common stock	33,798
Payable to investment manager (Note B)	349,530
Payable to administrator (Note B)	116,510
Payable to directors	7,305
Interest Payable (Note A)	4,689
Other accrued expenses and payables	1,071,049
Total Liabilities	90,182,881
Net Assets applicable to Common Stockholders	$489,976,158
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$729,687,081
Total distributable earnings/(losses)	(239,710,923)
Net Assets applicable to Common Stockholders	$489,976,158
Shares of Common Stock Outstanding ($0.0001 par value; 1,000,000,000 shares authorized)	56,658,928
Net Asset Value Per Share of Common Stock Outstanding	$8.65

* Cost of Investments
(a) Unaffiliated issuers	$369,840,210

See Notes to Financial Statements	9

Statement of Operations (Unaudited)

Neuberger Berman
MLP AND
ENERGY INCOME
FUND INC.
For the
Six Months Ended
May 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$12,361,153
Return of capital on dividends from master limited partnerships and related companies	(8,287,497)
Net dividend income—unaffiliated issuers	4,073,656
Foreign taxes withheld	(1,161)
Interest income—unaffiliated issuers	560
Total income	$4,073,055
Expenses:
Investment management fees (Note B)	1,875,298
Administration fees (Note B)	625,099
Audit fees	93,877
Custodian and accounting fees	97,762
Insurance	5,114
Legal fees	69,141
Stock exchange listing fees	5,481
Stockholder reports	24,169
Stock transfer agent fees	8,481
Interest (Note A)	521,837
Directors' fees and expenses	22,439
Miscellaneous	1,668
Total expenses	3,350,366
Net investment income/(loss)	$722,689
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	16,136,136
Settlement of foreign currency transactions	(2,957)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	121,185,916
Foreign currency translations	27
Net gain/(loss) on investments	137,319,122
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$138,041,811

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman

	MLP AND ENERGY INCOME FUND INC.
	Six Months Ended May 31, 2022 (Unaudited)	Fiscal Year Ended November 30, 2021
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$722,689	$(2,690,018)
Net realized gain/(loss) on investments	16,133,179	2,098,355
Change in net unrealized appreciation/(depreciation) of investments	121,185,943	127,295,859
Net increase/(decrease) in net assets applicable to Common Stockholders resulting
from operations	138,041,811	126,704,196
Distributions to Common Stockholders From (Note A):
Distributable earnings	—	—
Tax return of capital	(6,209,818)	(10,334,588)
Total distributions to Common Stockholders	(6,209,818)	(10,334,588)

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	131,831,993	116,369,608

Net Assets Applicable to Common Stockholders:
Beginning of period	358,144,165	241,774,557
End of period	$489,976,158	$358,144,165

See Notes to Financial Statements	11

Statement of Cash Flows (Unaudited)

Neuberger Berman

MLP AND ENERGY INCOME FUND INC.
For the Six Months Ended May 31, 2022
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$138,041,811
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(80,203,699)
Proceeds from disposition of investment securities	56,853,970
Purchase/sale of short-term investment securities, net	(427,034)
Increase in dividends and interest receivable	(1,079,776)
Increase in prepaid expenses and other assets	(4,206)
Increase in payable to investment manager	71,880
Increase in payable to administrator	23,960
Decrease in payable to directors	(15)
Increase in interest payable	2,892
Increase in other accrued expenses and payables	75,707
Return of capital on dividends	8,287,497
Unrealized appreciation on investment securities of unaffiliated issuers	(121,185,916)
Unrealized appreciation on foreign currency translations	(27)
Net realized loss from settlement of foreign currency transactions	2,957
Net realized gain from transactions in investment securities of unaffiliated issuers	(16,136,136)
Net cash provided by/(used in) operating activities	$(15,676,135)

Cash flows from financing activities:
Cash distributions paid on common stock	(6,192,113)
Cash receipts from loan borrowings	22,000,000
Net cash provided by/(used in) financing activities	$15,807,887
Net increase/(decrease) in cash	131,752

Cash:
Cash and restricted cash at beginning of period	(131,752)
Cash and restricted cash at the end of period	$—

Supplemental disclosure:
Cash paid for interest	$518,945

See Notes to Financial Statements	12

Notes to Financial Statements Neuberger Berman MLP and Energy Income Fund Inc. (Unaudited)

Note A – Summary of Significant Accounting Policies:

1

General: Neuberger Berman MLP and Energy Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – unadjusted quoted prices in active markets for identical investments
●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities (including master limited partnerships and limited partnerships), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. The Board has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating the rule.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the six months ended May 31, 2022, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations to be approximately 32.9% as income and approximately 67.1% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4

Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

5

Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 21%.

For federal income tax purposes, the estimated cost of investments held at May 31, 2022 was $283,821,134. The estimated gross unrealized appreciation was $294,761,082 and estimated gross unrealized depreciation was $493,818 resulting in net unrealized appreciation in value of investments of $294,267,264 based on cost for U.S. federal income tax purposes.

The Fund invests a significant portion of its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2022, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$45,164,222
Capital loss carryforwards	24,323,924
Total deferred tax asset, before valuation allowance	69,488,146
Valuation allowance	(3,009,869)
Net deferred tax asset, after valuation allowance	66,478,277
Deferred tax liabilities:
Unrealized gains on investment securities	66,478,277
Total net deferred tax asset	$—

At May 31, 2022, a valuation allowance on deferred tax assets was deemed necessary because Management does not believe that it is more likely than not that the Fund will be able to recognize its deferred tax assets through future taxable income. The impact of any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2022, the Fund had no uncertain tax positions.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains on investments for the six months ended May 31, 2022, as follows:

Application of statutory income tax rate	$28,988,774
State income tax benefit, net of federal tax benefit	1,753,681
Tax benefit on permanent items	(208,336)
Valuation allowance	(30,534,119)
Total income tax benefit	$—

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss carryforwards and capital loss carryforwards amounts:

Fiscal Period Ended	Net Operating Loss Carryforwards	Expiration
November 30, 2014	$67,041,070	November 30, 2034
November 30, 2016	35,502,250	November 30, 2036
November 30, 2017	39,290,305	November 30, 2037
November 30, 2018	28,172,155	November 30, 2038
November 30, 2019	17,466,578	Not Applicable
November 30, 2021	15,326,982	Not Applicable
	$202,799,340

Fiscal Period Ended	Capital Loss Carryforwards	Expiration
November 30, 2019	$2,074,616	November 30, 2024
November 30, 2020	107,146,257	November 30, 2025
	$109,220,873

For the six months ended May 31, 2022, the Fund utilized capital loss carryforwards of $8,734,177.
6

Distributions to common stockholders: The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common stockholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional shares of common stock. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2022 will be reported to Fund stockholders on IRS Form 1099-DIV. Distributions to common stockholders are recorded on the ex-date.

The Fund invests a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At May 31, 2022, the Fund estimated these amounts within the financial statements since the information is not available from the MLPs until after the Fund’s fiscal year-end. For the six months ended May 31, 2022, the character of distributions paid to stockholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs, it is likely that a portion of the Fund’s distributions during the current year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the

Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On May 31, 2022, the Fund declared a monthly distribution to common stockholders in the amount of $0.0206 per share, payable on June 30, 2022 to common stockholders of record on June 15, 2022, with an ex-date of June 14, 2022. Subsequent to May 31, 2022, the Fund declared a monthly distribution on June 30, 2022 to common stockholders in the amount of $0.0206 per share, payable on July 29, 2022, to common stockholders of record on July 15, 2022, with an ex-date of July 14, 2022.

7

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8

Financial leverage: In April 2015, the Fund entered into a $500 million secured, committed, margin facility with Société Générale, consisting of $300 million in committed floating-rate debt financing and $200 million in committed fixed-rate debt financing (the “Facility”).

On January 15, 2016, the Fund entered into an amendment to the credit agreement underlying the Facility (the “January 2016 Amendment”). The January 2016 Amendment waived prior compliance with, and amended certain terms relating to, the Fund’s levels of net assets and the covenant relating to distributions; amended certain other terms relating to margin requirements; and reduced the amount of permitted leverage. On March 31, 2016, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “March 2016 Amendment”). The March 2016 Amendment decreased the lender’s total commitment from $500 million to $200 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level, and amended the terms of the commitment fees and duration of the floating-rate revolving portion of the Facility. On March 31, 2020, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “March 2020 Amendment”). The March 2020 Amendment decreased the lender’s total commitment from $200 million to $50 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level, and amended the terms of the commitment fees and duration of the floating-rate revolving portion of the Facility. The Fund paid $1,360,000 in breakage expenses/penalty fees in connection with the March 2020 Amendment and repaid the outstanding amount of its fixed-rate loans. On March 31, 2021, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “March 2021 Amendment”). The March 2021 Amendment increased the lender’s total commitment from $50 million to $75 million, amended the terms of the commitment fee and spread-component of the interest rate, and extended the duration of the Facility, among other changes. On November 19, 2021, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “November 2021 Amendment”). The November 2021 Amendment further increased the lender’s total commitment from $75 million to $100 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level. The Fund currently has access to committed financing of up to $100 million in floating-rate revolving loans due March 28, 2024. Under the Facility, interest is charged on floating-rate loans based on an adjusted LIBOR rate and is payable on the last day of each interest period.

17

The Fund is required to pay a commitment fee under the Facility if the level of debt outstanding falls below a certain percentage. During the six months ended May 31, 2022, the Fund was required to pay this commitment fee. The commitment fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets.

For the six months ended May 31, 2022, the average principal balance outstanding and average annualized interest rate under the Facility were approximately $78.0 million and 1.34%, respectively. At May 31, 2022, the principal balance outstanding under the Facility was $88.6 million.

9	Concentration of risk: Under normal market conditions, the Fund invests in MLPs and other energy companies, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

10

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B – Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.75% of the Fund’s average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, NBIA retains U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) as its sub-administrator under a Sub-Administration Agreement. NBIA pays Fund Services a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the six months ended May 31, 2022, there were purchase and sale transactions of long-term securities of $80,203,699 and $56,853,970, respectively.

During the six months ended May 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.

18

Note D—Recent Accounting Pronouncement:

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s financial statements.

Note E—Other Matters:

Russia’s invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

MLP and Energy Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	May 31, 2022		Year Ended November 30,
	(Unaudited)		2021	2020	2019	2018	2017
Common Stock Net Asset Value, Beginning of Period	$6.32		$4.27	$7.23	$8.73	$9.19	$10.10

Income From Investment Operations Applicable to
Common Stockholders:
Net Investment Income/(Loss)¢	0.01		(0.05)	(0.07)	(0.15)	(0.16)	(0.19)
Net Gains/(Losses) on Securities
(both realized and unrealized)	2.43		2.28	(2.57)	(0.69)	0.36	(0.06)
Total From Investment Operations Applicable to
Common Stockholders	2.44		2.23	(2.64)	(0.84)	0.20	(0.25)

Less Distributions to Common Stockholders From:
Net Investment Income	—		—	—	—	(0.54)	—
Tax Return of Capital	(0.11)		(0.18)	(0.32)	(0.66)	(0.12)	(0.66)
Total Distributions to Common Stockholders	(0.11)		(0.18)	(0.32)	(0.66)	(0.66)	(0.66)
Common Stock Net Asset Value, End of Period	$8.65		$6.32	$4.27	$7.23	$8.73	$9.19
Common Stock Market Value, End of Period	$6.90		$5.02	$3.28	$6.32	$7.53	$8.44
Total Return, Common Stock Net Asset Value†	39.32	%@@	54.03%	(35.28)%	(9.22)%	2.43%	(2.62)%
Total Return, Common Stock Market Value†	39.92	%@@	59.28%	(43.13)%	(8.11)%	(3.80)%	(3.19)%

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$490.0		$358.1	$241.8	$409.7	$494.4	$520.7
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Expenses Including Deferred Income Tax
(Benefit)/Expense#	1.59	%@	1.55%	2.77%	2.75%	2.44%	2.29%
Ratio of Expenses Excluding Deferred Income Tax
(Benefit)/Expense	1.59	%@	1.55%	2.77%	2.75%	2.55%	2.29%
Ratio of Net Investment Income/(Loss) Including
Deferred Income Tax Benefit/(Expense)#	0.34	%@	(0.82)%	(1.62)%	(2.27)%	(1.69)%	(1.79)%
Ratio of Net Investment Income/(Loss) Excluding
Deferred Income Tax Benefit/(Expense)	0.34	%@	(0.82)%	(1.62)%	(2.27)%	(1.80)%	(1.79)%
Portfolio Turnover Rate	11	%@@	20%	41%	29%	35%	15%
Loans Payable (in millions)	$88.6		$66.6	$35.8	$145.0	$161.0	$161.0
Asset Coverage Per $1,000 of Loans Payable, End
of PeriodØ	$6,530		$6,378	$7,754	$3,826	$4,234	$4,234

See Notes to Financial Highlights	20

Notes to Financial Highlights MLP and
Energy Income Fund Inc. (Unaudited)

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

@@	Not Annualized.

#	For the six months ended May 31, 2022, and for the years ended November 30, 2021, November 30, 2020, November 30, 2019, November 30, 2018, and November 30, 2017, the Fund accrued $0, $0, $0, $0, $616,019, and $0, respectively, for net deferred income tax benefit.

@	Annualized.

Ø	Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Distribution Reinvestment Plan

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account.

No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899

Custodian
U.S. Bank, National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Shareholder Services 866.227.2136

Plan Agent
American Stock Transfer & Trust Company, LLC
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

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Why?

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What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security numbers, dates of birth and other numerical identifiers
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■Usernames and passwords
■Internet protocol addresses and other network activity information
■Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com

This is not part of the Funds’ stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information directly from you or your representatives, for example, when you

■seek advice about your investments
■give us your contact or income information
■provide account information or open an account
■direct us to buy or sell securities, or complete other transactions
■visit one of our websites, portals or other online locations

We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Funds’ stockholder report.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

N0131 07/22

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman MLP and Energy Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).   The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.
Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable to semi-annual reports on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.

Item 13.  Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman MLP and Energy Income Fund Inc.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: August 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: August 1, 2022

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 1, 2022